UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2005
Block Communications, Inc.

(Exact name of registrant as specified in its charter)

Ohio	333-96619	34-4374555

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541 N. Superior Street
Toledo, Ohio	43660

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 724-6257
Check the appropriate box below if the Form 8-K is intended to satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: EXCERPTS FROM PRELIMINARY MEMORANDUM

Item 7.01. Regulation FD Disclosure.
     On December 5, 2005, the Company announced an offering of $150 million principal amount of senior notes. The Company also announced a cash tender offer and related consent solicitation with respect to its 9 1/4% Senior Subordinated Notes. Copies of the Company’s press releases are furnished herewith as Exhibits 99.1 and 99.2. Furnished herewith as Exhibit 99.3 are excerpts from the Preliminary Offering Memorandum for the new senior notes.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release dated December 5, 2005 announcing offering of $150,000,000 principal amount of senior notes.

99.2	Press Release dated December 5, 2005 announcing tender offer and consent solicitation with respect to the Company’s 9 1/4% Senior Subordinated Notes.

99.3	Excerpts from Preliminary Offering Memorandum dated December 5, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOCK COMMUNICATIONS, INC.

By	/s/ Gary J. Blair

Gary J. Blair Vice President and Chief Financial Officer
Date: December 5, 2005